UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  SEPTEMBER 30, 2008

Annual Report to Shareholders

DWS Short Duration Plus Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Tax Information

Click here Investment Management Agreement Approval

Click here Summary of Management Fee Evaluation by Independent Fee Consultant

Click here Trustees and Officers

Click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. In the current market environment, mortgage-backed securities are experiencing increased volatility. The fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. In addition, the fund is subject to liquidity risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. The fund limits its investments in illiquid securities to 15% of net assets. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 are 0.89%, 1.82% and 1.62% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A and Class B shares and for the 3-year, 5-year and Life of Fund periods shown for Class C shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Returns shown for Class A shares prior to its inception on November 29, 2002, Class B shares prior to its inception on April 23, 2007 and for Class C shares prior to its inception on February 3, 2003 are derived from the historical performance of the Investment Class shares of DWS Short Duration Plus Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance. On October 23, 2006, Investment Class was renamed Class S.

Prior to November 17, 2004, performance of the Fund shown in this section was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses. The returns during the year 2004 include a 2.7% one-time effect of the conversion of the Fund from a stable value fund to a short-term bond fund and in the absence of such conversion, the returns would have been lower.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/08
DWS Short Duration Plus Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	-.88%	3.17%	3.72%	4.53%
Class B	-1.61%	2.05%	2.54%	3.35%
Class C	-1.53%	2.47%	2.99%	3.77%
Barclays Capital 1-3 Year Government/Credit Index+	4.45%	4.66%	3.31%	4.64%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on December 23, 1998. Index returns began on December 31, 1998.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 9/30/08	$ 9.34	$ 9.35	$ 9.33
9/30/07	$ 9.94	$ 9.94	$ 9.92
Distribution Information: Twelve Months as of 9/30/08: Income Dividends	$ .47	$ .39	$ .40
Capital Gain Distributions	$ .05	$ .05	$ .05
September Income Dividend	$ .0298	$ .0234	$ .0239
SEC 30-day Yield++	4.60%	3.89%	3.92%
Current Annualized Distribution Rate++	3.83%	3.00%	3.07%
++ The SEC yield is net investment income per share earned over the month ended September 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.47% and 3.87 % for Class A and Class B shares, respectively, had cetrain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 3.70% and 2.98% for Class A and Class B shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Short Investment Grade Debt Funds Category as of 9/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	135	of	261	52
3-Year	60	of	211	29
5-Year	3	of	174	2

Prior to November 17, 2004 the Fund had a different investment objective and investment strategy. On February 28, 2005 the Fund's Lipper category changed from the Intermediate Investment Grade Debt Funds Category to the Short Investment Grade Debt Funds Category. Performance and rankings prior to November 17, 2004 should not be considered representative of the present Fund.

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short Duration Plus Fund — Class A [] Barclays Capital 1-3 Year Government/Credit Index+

Yearly periods ended September 30

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/08
DWS Short Duration Plus Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$9,640	$10,678	$11,673	$14,995
	Average annual total return	-3.60%	2.21%	3.14%	4.23%
Class B	Growth of $10,000	$9,557	$10,438	$11,242	$13,799
	Average annual total return	-4.43%	1.44%	2.37%	3.35%
Class C	Growth of $10,000	$9,847	$10,759	$11,588	$14,355
	Average annual total return	-1.53%	2.47%	2.99%	3.77%
Barclays Capital 1-3 Year Government/Credit Index+	Growth of $10,000	$10,445	$11,463	$11,766	$15,555
	Average annual total return	4.45%	4.66%	3.31%	4.64%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 23, 1998. Index returns began on December 31, 1998.
+ Barclays Capital 1-3 Year Government/Credit Index (name changed from Lehman Brothers 1-3 Year Government/Credit Index, effective November 3, 2008) is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances (please refer to the Fund's Statement of Additional Information).

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 is 0.75% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Prior to November 17, 2004, performance of the Fund shown in this section was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses. The returns during the year 2004 include a 2.7% one-time effect of the conversion of the Fund from a stable value fund to a short-term bond fund and in the absence of such conversion, the returns would have been lower.

Average Annual Total Returns as of 9/30/08
DWS Short Duration Plus Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	-.62%	3.28%	3.85%	4.73%
Barclays Capital 1-3 Year Government/Credit Index+	4.45%	4.66%	3.31%	4.64%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on December 23, 1998. Index returns began on December 31, 1998.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 9/30/08	$ 9.36
9/30/07	$ 9.95
Distribution Information: Twelve Months as of 9/30/08: Income Dividends	$ .49
Capital Gain Distributions	$ .05
September Income Dividend	$ .0312
SEC 30-day Yield++	4.91%
Current Annualized Distribution Rate++	4.00%
++ The SEC yield is net investment income per share earned over the month ended September 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.79% had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.88% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Short Investment Grade Debt Funds Category as of 9/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	124	of	261	48
3-Year	49	of	211	24
5-Year	2	of	174	2

Prior to November 17, 2004 the Fund had a different investment objective and investment strategy. On February 28, 2005 the Fund's Lipper category changed from the Intermediate Investment Grade Debt Funds Category to the Short Investment Grade Debt Funds Category. Performance and rankings prior to November 17, 2004 should not be considered representative of the present Fund.

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short Duration Plus Fund — Class S [] Barclays Capital 1-3 Year Government/Credit Index+

Yearly periods ended September 30
Comparative Results as of 9/30/08
DWS Short Duration Plus Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$9,938	$11,018	$12,078	$15,702
	Average annual total return	-.62%	3.28%	3.85%	4.73%
Barclays Capital 1-3 Year Government/Credit Index+	Growth of $10,000	$10,445	$11,463	$11,766	$15,555
	Average annual total return	4.45%	4.66%	3.31%	4.64%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 23, 1998. Index returns began on December 31, 1998.
+ Barclays Capital 1-3 Year Government/Credit Index (name changed from Lehman Brothers 1-3 Year Government/Credit Index, effective November 3, 2008) is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, B and S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2008 to September 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class*
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 985.80	$ 981.60	$ 982.00	$ 986.60	$ 982.40
Expenses Paid per $1,000**	$ 4.32	$ 8.27	$ 7.83	$ 3.33	$ .51
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 1,020.65	$ 1,016.65	$ 1,017.10	$ 1,021.65	$ 1,022.30
Expenses Paid per $1,000**	$ 4.39	$ 8.42	$ 7.97	$ 3.39	$ 2.73
* For the period from August 27, 2008 (commencement of operations of Institutional Class shares) to September 30, 2008.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short Duration Plus Fund	.87%	1.67%	1.58%	.67%	.54%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Short Duration Plus Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Short Duration Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• Joined the fund in 2002.

• BIS, University of Minnesota.

Matthew F. MacDonald

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

• Portfolio Manager for Retail Fixed Income: New York.

• BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Eric S. Meyer, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

• Head of US Loan Portfolio Management, High Yield Strategies: New York.

• Joined the fund in 2008.

• BA from State University of New York, Albany; MBA from Pace University.

Thomas Picciochi

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

• Senior portfolio manager for Quantitative Strategies: New York.

• Joined the fund in 2007.

• BA and MBA, University of Miami.

Gary Sullivan, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

• Global Head of Quantitative Strategies Portfolio Management: New York.

• Joined the fund in 2005.

• BS, The Wharton School, University of Pennsylvania.

In the following interview, the portfolio management team discusses DWS Short Duration Plus Fund's performance for the period and the bond market environment.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did DWS Short Duration Plus Fund perform during the annual period?

A: The fund's Class A shares produced a total return of -0.88% for the 12 months ended September 30, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's benchmark, the Barclays Capital 1-3 Year US Government/Credit Index, produced a total return of 4.45% for the same period.1 The average return for the Lipper Short Investment Grade Debt Funds category for the annual period was -2.49%.2

1 Barclay Capital 1-3 Year Government/Credit Index (name changed from Lehman Brothers 1-3 Year Government/Credit Index, effective November 3, 2008) is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Short Investment Grade Debt Funds category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: Please describe the market environment for the fund over the 12-month period ended September 30, 2008.

A: For the period, government-backed bonds including US Treasuries outperformed other sectors of the bond market, driven by a flight to quality on the part of investors.

As the period began, ongoing disclosures of subprime-related losses at leading financial companies continued to drive a market demand for liquidity. Financial institutions that had issued short-term commercial paper to finance lower-quality or longer-maturity holdings in special investment vehicles were unable to roll over their debt in the prevailing credit crunch. As a result, many were forced to unwind credit positions under duress, causing the performance of fixed-income instruments that trade at a yield spread versus Treasuries to suffer in relation to Treasuries.3 Credit rating downgrades of major firms that insure bond issues exacerbated the widening of yield spreads, and already wary market participants became increasingly reluctant to assume the risk that counterparties to trades would be able to deliver as promised.4

3 The yield spread is the difference between the yield of a security and the yield of a comparable-duration Treasury. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in lower-quality bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.
4 Credit quality (credit rating) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

In March, leading investment bank Bear Stearns fell victim to the liquidity crisis, leading the US Federal Reserve Board (the Fed) to take aggressive action to provide sources of funding and stabilize the markets. This proved something of a turning point as credit spreads narrowed for a time.5 However, by June skyrocketing oil prices and a weakening economy had undercut whatever positive sentiment the Fed had generated.

5 Credit spread — the additional yield provided by non-Treasury fixed-income securities versus Treasury securities of comparable duration.

The ongoing credit market distress would reach new levels of visibility in September. First, Fannie Mae and Freddie Mac, who together own or guarantee roughly half of the mortgage market, were taken over by the government. In mid-September, leading investment bank Lehman Brothers failed while global insurance conglomerate AIG was bailed out by the US Treasury. This was followed shortly by the conversion of Morgan Stanley and Goldman Sachs to bank holding companies as they sought shelter from the credit market storm, and the FDIC seizure and sale to JPMorgan Chase of giant thrift Washington Mutual. The net result was an evaporation of liquidity as the credit markets seized in September. As these events unfolded, the Bush administration sought approval of a mammoth rescue package designed to unfreeze credit markets by funding the removal of illiquid mortgage-related debt from the balance sheets of major financial institutions.

During the period, the Fed lowered the fed funds rate by 275 basis points (2.75 percentage points) to 2% over the course of several moves as it sought to add liquidity. During the 12 months we saw extraordinary interest rate volatility. For the full period, however, Treasury yields finished lower and the Treasury yield curve steepened as declines on the short end were the most significant. To illustrate, the two-year Treasury yield fell by 205 basis points, from 4.01% to 1.96%, while the 10-year fell 78 basis points, from 4.60% to 3.82%, resulting in the yield curve becoming steeper by 127 basis points (100 basis points equals one percentage point).

US Treasury Yield Curve (as of 9/30/07 and 9/30/08)

Source: Bloomberg

Chart is for illustrative purposes only and does not represent any DWS Investments product.

Past performance is no guarantee of future results.

Q: What were the fund's principal strategies over the period and how did they impact performance?

A: We continue to adjust the fund's relative exposure to different bond market sectors based on our assessment of their relative value at a particular time. We focus on adding value through individual security selection within each fixed-income sector utilized by the fund. In doing so, we rely on the research and analysis generated by investment teams organized to focus on a particular market sector. For much of the period, this research-based approach was largely overwhelmed by the extraordinary conditions that prevailed.

The fund's focus on so-called "spread sectors" that offer higher yields than US government securities held back performance over the period, as Treasuries benefited strongly from the flight to quality occasioned by the subprime crisis.6 Even very high quality non-Treasury sectors were penalized as investors seeking liquidity found them the easiest to sell. While our approach of focusing on spread sectors was out of favor during the period, our emphasis within the corporate sector on globally diversified industrial credits over financials was a modest positive for performance. In addition, we had a significant cash position early in the period, which allowed us to benefit from an inverted yield curve, which occurs when short-term yields are higher than yields on long-term issues. This cash position also provided liquidity to take advantage of attractively valued bond offerings in the latter part of the period.

6 Spread sectors are non-Treasury bond sectors of the fixed-income market.

As of September 30, 2008, the portfolio was allocated 28% to commercial and non-agency mortgaged backed securities, 27% to corporate bonds, 13% to government & agency obligations, 12% to asset-backed securities, 7% to collateralized mortgage obligations, 4% to loan participations & assignments, and 2% to mortgage-backed securities pass-throughs. The fund held 7% in cash equivalents. The fund's overall quality profile remains high, with the average credit quality of investments in the fund at AA as of the end of the period.

For much of the period, the fund maintained a shorter duration than the benchmark, the Barclays Capital 1-3 Year Government/ Credit Index.7 Performance was constrained by the shorter duration position as rates fell and bond prices rallied throughout the period. At the end of March the fund's overall duration was 1.32 years versus 1.69 years for the Index.

7 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

As part of our approach, we seek to enhance total returns by employing a global tactical asset allocation strategy. This strategy, which DWS Investments calls iGAP (integrated Global Alpha Platform) seeks to identify the relative value to be found among global bond and currency markets, and then to benefit from disparities through the use of fixed-income futures and currency forward contracts. For the 12 months, the alpha strategy detracted slightly from the fund's return.

Q: Please discuss your outlook and the fund's current positioning.

A: We believe the most likely scenario going forward is for continued weakening of the economy and lower inflation. While the implementation of the government rescue package has the potential to help restore a degree of liquidity to the markets, the environment is likely to remain volatile for some time. We will continue to employ the fund's relative value approach in order to take advantage of opportunities created by liquidity-driven market dislocations, while remaining strongly focused on portfolio diversification and risk management.

We continue to believe holdings of high-quality sectors have the fund well positioned to provide strong performance as yield spreads ultimately normalize. In all environments, the fund will seek to provide high income while also seeking to maintain a high degree of stability of shareholders' capital.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/08	9/30/07

Commercial and Non-Agency Mortgage-Backed Securities	28%	35%
Corporate Bonds	27%	31%
Government & Agency Obligations	13%	4%
Asset Backed	12%	19%
Collateralized Mortgage Obligations	7%	5%
Cash Equivalents	7%	6%
Loan Participations & Assignments	4%	—
Mortgage-Backed Securities Pass-Throughs	2%	—
	100%	100%
Quality	9/30/08	9/30/07

US Government & Treasury Obligations	22%	9%
AAA	38%	47%
AA	5%	7%
A	11%	12%
BBB	14%	15%
BB	1%	1%
B	1%	1%
Not Rated	8%	8%
	100%	100%

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	9/30/08	9/30/07

Under 1 year	23%	35%
1-2.99 years	47%	39%
3-4.99 years	22%	22%
5-9.99 years	5%	3%
10-14.99 years	1%	—
15+ years	2%	1%
	100%	100%

Asset allocation, quality and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2008

	Principal Amount ($)	Value ($)

Corporate Bonds 27.1%
Consumer Discretionary 1.7%
AMC Entertainment, Inc., 8.0%, 3/1/2014	54,000	46,440
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	35,000	22,400
8.0%, 3/15/2014	20,000	14,050
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	110,000	94,600
Cablevision Systems Corp., Series B, 7.133%**, 4/1/2009	29,000	28,638
Charter Communications Operating LLC, 144A, 10.875%, 9/15/2014	135,000	130,950
Comcast Corp., 5.5%, 3/15/2011	5,000,000	4,909,630
CSC Holdings, Inc.:
6.75%, 4/15/2012	50,000	45,813
Series B, 7.625%, 4/1/2011	35,000	33,600
Series B, 8.125%, 7/15/2009	55,000	54,450
Series B, 8.125%, 8/15/2009	95,000	94,050
DIRECTV Holdings LLC, 144A, 7.625%, 5/15/2016	140,000	126,700
Dollarama Group LP, 8.883%**, 8/15/2012 (g)	38,000	33,820
EchoStar DBS Corp.:
6.375%, 10/1/2011	85,000	78,200
6.625%, 10/1/2014	59,000	47,347
7.125%, 2/1/2016	50,000	40,125
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	50,000	45,000
Group 1 Automotive, Inc., 8.25%, 8/15/2013	30,000	27,300
Hertz Corp., 8.875%, 1/1/2014	130,000	112,125
Home Depot, Inc., 2.944%**, 12/16/2009	2,665,000	2,507,301
Idearc, Inc., 8.0%, 11/15/2016	115,000	31,338
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	45,000	30,600
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	55,000	36,850
Kabel Deutschland GmbH, 10.625%, 7/1/2014	80,000	78,400
Lamar Media Corp., Series C, 6.625%, 8/15/2015	30,000	24,825
Liberty Media LLC:
5.7%, 5/15/2013	25,000	20,793
8.25%, 2/1/2030	50,000	33,739
8.5%, 7/15/2029	80,000	56,532
Macy's Retail Holdings, Inc., 6.3%, 4/1/2009	5,065,000	5,019,202
MGM MIRAGE:
6.0%, 10/1/2009	40,000	37,400
6.625%, 7/15/2015	45,000	31,275
6.75%, 9/1/2012	160,000	125,200
8.375%, 2/1/2011	57,000	46,597
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	61,000	57,950
Norcraft Holdings LP, 9.75%, 9/1/2012	10,000	9,000
Penske Automotive Group, Inc., 7.75%, 12/15/2016	105,000	75,075
Quiksilver, Inc., 6.875%, 4/15/2015	105,000	72,450
Seminole Hard Rock Entertainment, Inc., 144A, 5.319%**, 3/15/2014	55,000	41,250
Shaw Communications, Inc., 8.25%, 4/11/2010	95,000	94,525
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	40,000	28,800
Sinclair Television Group, Inc., 8.0%, 3/15/2012	54,000	52,110
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	40,000	27,200
Target Corp., 2.927%**, 8/7/2009	5,000,000	4,989,730
Time Warner Cable, Inc., 6.2%, 7/1/2013	4,445,000	4,312,308
Viacom, Inc., 5.75%, 4/30/2011	5,000,000	4,857,450
Videotron Ltd., 144A, 9.125%, 4/15/2018	15,000	15,150
Vitro SAB de CV:
9.125%, 2/1/2017	160,000	104,000
11.75%, 11/1/2013	20,000	17,200
		28,819,488
Consumer Staples 4.3%
Alliance One International, Inc., 8.5%, 5/15/2012	15,000	13,875
Coca-Cola Enterprises, Inc., 4.375%, 9/15/2009	3,000,000	2,992,212
ConAgra Foods, Inc., 7.875%, 9/15/2010	10,000,000	10,553,010
CVS Caremark Corp.:
3.111%**, 6/1/2010	6,000,000	5,745,648
4.0%, 9/15/2009	4,500,000	4,412,911
Delhaize America, Inc.:
8.05%, 4/15/2027	45,000	44,151
9.0%, 4/15/2031	82,000	86,080
Dr. Pepper Snapple Group, Inc., 144A, 6.12%, 5/1/2013	1,400,000	1,389,476
Harry & David Operations Corp., 7.81%**, 3/1/2012	35,000	19,775
H.J. Heinz Co., 5.35%, 7/15/2013	6,840,000	6,709,589
Kraft Foods, Inc., 3.303%**, 8/11/2010	5,000,000	4,940,270
PepsiCo, Inc., 4.65%, 2/15/2013	8,667,000	8,796,528
Philip Morris International, Inc., 4.875%, 5/16/2013	9,785,000	9,643,509
Reynolds American, Inc.:
3.519%**, 6/15/2011	5,000,000	4,759,465
6.5%, 7/15/2010	5,000,000	5,198,610
Safeway, Inc., 7.5%, 9/15/2009	8,298,000	8,132,040
Smithfield Foods, Inc., 7.75%, 7/1/2017	35,000	27,475
Viskase Companies, Inc., 11.5%, 6/15/2011	155,000	131,750
		73,596,374
Energy 1.2%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	100,000	90,000
Bristow Group, Inc., 7.5%, 9/15/2017	65,000	57,850
Chaparral Energy, Inc., 8.5%, 12/1/2015	10,000	7,900
Chesapeake Energy Corp.:
6.25%, 1/15/2018	35,000	29,925
6.875%, 1/15/2016	155,000	141,437
7.25%, 12/15/2018	105,000	96,600
7.5%, 6/15/2014	40,000	38,300
Cimarex Energy Co., 7.125%, 5/1/2017	40,000	36,800
ConocoPhillips, 8.75%, 5/25/2010	11,000,000	11,814,484
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	15,000	13,650
8.375%, 5/1/2016	65,000	56,550
El Paso Corp.:
7.25%, 6/1/2018	85,000	79,050
9.625%, 5/15/2012	50,000	51,906
Enterprise Products Operating LP, 4.95%, 6/1/2010	5,000,000	4,958,355
Forest Oil Corp., 144A, 7.25%, 6/15/2019	30,000	25,650
Frontier Oil Corp.:
6.625%, 10/1/2011	40,000	37,800
8.5%, 9/15/2016	80,000	77,000
KCS Energy, Inc., 7.125%, 4/1/2012	195,000	171,600
Mariner Energy, Inc.:
7.5%, 4/15/2013	55,000	48,675
8.0%, 5/15/2017	75,000	63,375
Newfield Exploration Co., 7.125%, 5/15/2018	90,000	78,300
OPTI Canada, Inc.:
7.875%, 12/15/2014	75,000	66,375
8.25%, 12/15/2014	145,000	129,775
Pemex Project Funding Master Trust, Series 2, 9.125%, 10/13/2010	838,000	896,660
Petrohawk Energy Corp.:
144A, 7.875%, 6/1/2015	55,000	47,850
9.125%, 7/15/2013	50,000	47,000
Plains Exploration & Production Co.:
7.0%, 3/15/2017	50,000	43,500
7.625%, 6/1/2018	95,000	84,075
Quicksilver Resources, Inc., 7.125%, 4/1/2016	135,000	110,025
Range Resources Corp., 7.25%, 5/1/2018	25,000	23,625
Sabine Pass LNG LP, 7.5%, 11/30/2016	100,000	78,000
SandRidge Energy, Inc., 144A, 8.0%, 6/1/2018	50,000	43,000
Southwestern Energy Co., 144A, 7.5%, 2/1/2018	75,000	72,750
Stone Energy Corp., 6.75%, 12/15/2014	60,000	46,500
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	35,000	31,064
Tesoro Corp., 6.5%, 6/1/2017	50,000	40,000
Whiting Petroleum Corp.:
7.0%, 2/1/2014	65,000	55,250
7.25%, 5/1/2012	105,000	97,387
7.25%, 5/1/2013	40,000	37,100
Williams Companies, Inc.:
8.125%, 3/15/2012	143,000	144,476
8.75%, 3/15/2032	214,000	219,427
Williams Partners LP, 7.25%, 2/1/2017	30,000	27,900
		20,316,946
Financials 12.7%
American Express Credit Corp., Series C, 5.109%**, 5/27/2010	8,000,000	7,523,224
American General Finance Corp., Series J, 3.069%**, 12/15/2011	12,000,000	6,590,328
Ashton Woods USA LLC, 9.5%, 10/1/2015	110,000	49,500
Bank of New York, 5.05%, 3/3/2009	3,500,000	3,495,380
Bank of New York Mellon Corp., Series G, 4.95%, 11/1/2012	10,370,000	9,859,962
Barclays Bank PLC, 3.0%**, 8/10/2009	6,665,000	6,665,000
BB&T Corp., 6.5%, 8/1/2011	8,000,000	7,802,992
Berkshire Hathaway Finance Corp., 144A, 5.0%, 8/15/2013	5,435,000	5,420,695
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	30,000	12,600
Capital One Bank USA NA:
4.25%, 12/1/2008	4,000,000	3,965,908
5.0%, 6/15/2009	1,000,000	955,287
Caterpillar Financial Services Corp., Series F, 4.85%, 12/7/2012	4,000,000	3,893,384
CIT Group, Inc., 5.4%, 2/13/2012	9,090,000	5,225,605
Citigroup, Inc.:
4.625%, 8/3/2010	10,000,000	9,130,830
6.5%, 8/19/2013	80,000	71,101
Commonwealth Bank of Australia, 144A, 5.0%, 11/6/2012	5,000,000	5,063,180
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	186,900	201,385
Depfa ACS Bank, 144A, 9.5%**, 10/6/2023	15,000,000	15,000,000
Diageo Capital PLC, 4.375%, 5/3/2010	5,015,000	5,047,206
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	249,000	158,337
7.375%, 10/28/2009	245,000	196,972
7.875%, 6/15/2010	130,000	99,233
General Electric Capital Corp., Series A, 5.25%, 10/19/2012	10,000,000	9,401,570
Glitnir Banki HF, 144A, 2.951%**, 10/15/2008	6,000,000	5,993,772
GMAC LLC, 6.875%, 9/15/2011	668,000	298,053
Hartford Financial Services Group, Inc., 7.9%, 6/15/2010	3,950,000	4,072,569
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	95,000	86,925
8.875%, 4/1/2015 (PIK)	75,000	67,875
HCP, Inc. (REIT), 6.45%, 6/25/2012	7,500,000	7,033,027
Hexion US Finance Corp., 9.75%, 11/15/2014	30,000	23,700
HSBC Finance Corp., 5.9%, 6/19/2012	12,000,000	11,410,692
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	135,000	132,975
iStar Financial, Inc., (REIT), 5.15%, 3/1/2012	5,000,000	2,500,000
John Deere Capital Corp., Series D, 4.5%, 4/3/2013	15,000,000	14,316,990
JPMorgan Chase & Co., 4.75%, 5/1/2013	10,000,000	9,306,380
KeyCorp., Series H, 6.5%, 5/14/2013	5,190,000	3,736,099
Kreditanstalt fuer Wiederaufbau, 3.75%, 6/27/2011	8,900,000	9,065,629
Merrill Lynch & Co., Inc., 5.77%, 7/25/2011	5,000,000	4,767,570
Morgan Stanley, Series F, 5.625%, 1/9/2012	5,000,000	3,486,095
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014	100,000	87,500
Popular North America, Inc., Series E, 3.875%, 10/1/2008	8,000,000	8,000,000
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	50,000	49,125
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	19,000	19,380
Rio Tinto Finance (USA) Ltd., 5.875%, 7/15/2013	12,000,000	11,763,720
Simon Property Group LP, (REIT), 4.6%, 6/15/2010	9,000,000	8,846,649
Sprint Capital Corp.:
7.625%, 1/30/2011	45,000	40,950
8.375%, 3/15/2012	20,000	18,000
Textron Financial Corp., 5.4%, 4/28/2013	5,000,000	5,034,750
Universal City Development Partners, 11.75%, 4/1/2010	155,000	149,769
Wachovia Corp., 3.625%, 2/17/2009	4,000,000	3,679,140
		219,817,013
Health Care 0.9%
Abbott Laboratories, 5.15%, 11/30/2012	7,000,000	7,080,388
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	100,000	87,000
AstraZeneca PLC, 3.118%**, 9/11/2009	7,000,000	7,000,770
Boston Scientific Corp., 6.0%, 6/15/2011	70,000	66,150
Community Health Systems, Inc., 8.875%, 7/15/2015	345,000	327,750
HCA, Inc.:
9.125%, 11/15/2014	45,000	43,762
9.25%, 11/15/2016	250,000	243,125
9.625%, 11/15/2016 (PIK)	100,000	95,000
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	50,000	46,500
The Cooper Companies, Inc., 7.125%, 2/15/2015	70,000	68,600
		15,059,045
Industrials 2.0%
Actuant Corp., 6.875%, 6/15/2017	30,000	28,650
Allied Waste North America, Inc., 6.5%, 11/15/2010	100,000	97,750
ARAMARK Corp.:
6.301%**, 2/1/2015	40,000	35,000
8.5%, 2/1/2015	20,000	18,800
Baldor Electric Co., 8.625%, 2/15/2017	40,000	38,200
BE Aerospace, Inc., 8.5%, 7/1/2018	95,000	92,150
Belden, Inc., 7.0%, 3/15/2017	35,000	31,150
Bombardier, Inc., 144A, 6.75%, 5/1/2012	100,000	96,000
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	125,000	110,000
Building Materials Corp. of America, 7.75%, 8/1/2014	45,000	35,550
Cenveo Corp., 144A, 10.5%, 8/15/2016	50,000	46,250
DRS Technologies, Inc.:
6.625%, 2/1/2016	140,000	141,400
6.875%, 11/1/2013	250,000	247,500
7.625%, 2/1/2018	100,000	104,500
Esco Corp.:
144A, 6.694%**, 12/15/2013	260,000	239,200
144A, 8.625%, 12/15/2013	55,000	53,900
General Cable Corp.:
5.166%**, 4/1/2015	45,000	37,800
7.125%, 4/1/2017	30,000	27,000
General Dynamics Corp., 4.25%, 5/15/2013	10,000,000	9,945,780
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	25,000	20,875
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	129,000	81,915
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	55,000	52,525
9.375%, 5/1/2012	145,000	147,900
Kansas City Southern Railway Co., 7.5%, 6/15/2009	40,000	40,000
Lockheed Martin Corp., 4.121%, 3/14/2013	5,000,000	4,833,725
Mobile Services Group, Inc., 9.75%, 8/1/2014	55,000	51,150
Moog, Inc., 144A, 7.25%, 6/15/2018	25,000	24,000
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	50,000	46,000
Norfolk Southern Corp., 6.2%, 4/15/2009	8,770,000	8,818,358
Ply Gem Industries, Inc., 144A, 11.75%, 6/15/2013	35,000	30,100
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	145,000	49,300
Seitel, Inc., 9.75%, 2/15/2014	30,000	24,450
Titan International, Inc., 8.0%, 1/15/2012	140,000	135,800
TransDigm, Inc., 7.75%, 7/15/2014	30,000	28,200
Union Pacific Corp., 5.45%, 1/31/2013	9,285,000	9,105,976
United Rentals North America, Inc., 7.0%, 2/15/2014	60,000	42,000
US Concrete, Inc., 8.375%, 4/1/2014	30,000	23,400
		34,982,254
Information Technology 1.6%
Cisco Systems, Inc., 5.25%, 2/22/2011	7,000,000	7,145,831
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	125,000	86,250
L-3 Communications Corp.:
5.875%, 1/15/2015	100,000	90,500
Series B, 6.375%, 10/15/2015	60,000	55,200
7.625%, 6/15/2012	165,000	162,525
Lucent Technologies, Inc., 6.45%, 3/15/2029	148,000	90,280
MasTec, Inc., 7.625%, 2/1/2017	55,000	46,475
Oracle Corp.:
4.95%, 4/15/2013	5,355,000	5,337,714
5.0%, 1/15/2011	7,000,000	7,166,383
Sanmina-SCI Corp., 144A, 5.569%**, 6/15/2010	24,000	22,560
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	75,000	65,625
Vangent, Inc., 9.625%, 2/15/2015	35,000	28,525
Xerox Corp.:
5.65%, 5/15/2013	2,830,000	2,748,722
7.125%, 6/15/2010	5,000,000	5,114,600
		28,161,190
Materials 0.4%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	25,000	21,938
ARCO Chemical Co., 9.8%, 2/1/2020	315,000	189,000
Cascades, Inc., 7.25%, 2/15/2013	87,000	67,860
Chemtura Corp., 6.875%, 6/1/2016	110,000	88,000
Clondalkin Acquisition BV, 144A, 4.819%**, 12/15/2013	75,000	60,937
CPG International I, Inc., 10.5%, 7/1/2013	90,000	61,200
Dow Chemical Co., 5.97%, 1/15/2009	4,000,000	4,008,764
Exopack Holding Corp., 11.25%, 2/1/2014	115,000	96,600
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/1/2015	130,000	127,725
8.375%, 4/1/2017	245,000	241,325
GEO Specialty Chemicals, Inc.:
144A, 7.5%**, 3/31/2015	59,309	43,296
144A, 10.697%**, 12/31/2009	97,000	70,810
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	35,000	31,237
9.5%, 12/1/2011	50,000	49,500
Hexcel Corp., 6.75%, 2/1/2015	280,000	268,800
Huntsman LLC, 11.625%, 10/15/2010	144,000	146,880
Jefferson Smurfit Corp., 8.25%, 10/1/2012	85,000	70,975
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	125,000	111,875
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	25,000	14,250
Momentive Performance Materials, Inc., 9.75%, 12/1/2014	95,000	75,050
NewMarket Corp., 7.125%, 12/15/2016	80,000	76,800
NewPage Corp., 10.0%, 5/1/2012	75,000	67,125
Pliant Corp., 11.625%, 6/15/2009 (PIK)	5	4
Smurfit-Stone Container Enterprises, Inc., 8.0%, 3/15/2017	70,000	54,600
Steel Dynamics, Inc.:
6.75%, 4/1/2015	45,000	38,700
7.375%, 11/1/2012	55,000	50,325
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	80,000	76,000
The Mosaic Co., 144A, 7.375%, 12/1/2014	205,000	212,230
Witco Corp., 6.875%, 2/1/2026	55,000	34,925
		6,456,731
Telecommunication Services 0.6%
AT&T, Inc., 4.125%, 9/15/2009	1,500,000	1,488,153
Centennial Communications Corp., 10.125%, 6/15/2013	30,000	29,700
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	76,000	68,400
8.375%, 1/15/2014	60,000	52,200
Intelsat Corp., 144A, 9.25%, 6/15/2016	215,000	197,800
iPCS, Inc., 4.926%**, 5/1/2013	30,000	24,450
Millicom International Cellular SA, 10.0%, 12/1/2013	190,000	188,100
Nortel Networks Ltd.:
7.041%**, 7/15/2011	45,000	30,038
144A, 10.75%, 7/15/2016	65,000	39,812
Qwest Corp.:
7.25%, 9/15/2025	21,000	15,645
7.875%, 9/1/2011	5,130,000	4,924,800
8.875%, 3/15/2012	35,000	34,300
Sprint Nextel Corp., 6.0%, 12/1/2016	65,000	50,050
Telefonica Emisiones SAU, 5.984%, 6/20/2011	3,000,000	2,967,120
Virgin Media Finance PLC, 8.75%, 4/15/2014	95,000	79,800
West Corp., 9.5%, 10/15/2014	35,000	26,775
Windstream Corp., 7.0%, 3/15/2019	60,000	48,000
		10,265,143
Utilities 1.7%
AES Corp.:
144A, 8.0%, 6/1/2020	95,000	83,125
144A, 8.75%, 5/15/2013	285,000	286,425
9.5%, 6/1/2009	55,000	54,450
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	381,000	384,810
Baltimore Gas & Electric Co., 6.125%, 7/1/2013	6,335,000	6,257,333
CMS Energy Corp., 8.5%, 4/15/2011	241,000	246,589
Edison Mission Energy, 7.0%, 5/15/2017	110,000	99,000
Knight, Inc., 6.5%, 9/1/2012	40,000	37,700
Mirant Americas Generation LLC, 8.3%, 5/1/2011	30,000	28,875
Mirant North America LLC, 7.375%, 12/31/2013	50,000	47,000
Northern States Power Co., 6.875%, 8/1/2009	5,000,000	5,107,950
NRG Energy, Inc.:
7.25%, 2/1/2014	115,000	106,663
7.375%, 2/1/2016	90,000	81,000
Oncor Electric Delivery Co., 7.0%, 9/1/2022	25,000	20,991
Orion Power Holdings, Inc., 12.0%, 5/1/2010	180,000	174,600
Public Service Co. of Colorado, Series 14, 4.375%, 10/1/2008	3,500,000	3,500,000
Regency Energy Partners LP, 8.375%, 12/15/2013	65,000	58,500
Reliant Energy, Inc., 7.875%, 6/15/2017	105,000	77,700
Sierra Pacific Resources:
6.75%, 8/15/2017	95,000	86,845
8.625%, 3/15/2014	33,000	33,798
Virginia Electric & Power Co., Series B, 4.5%, 12/15/2010	8,000,000	7,944,320
Wisconsin Electric Power Co., 6.0%, 4/1/2014	4,650,000	4,633,678
		29,351,352
Total Corporate Bonds (Cost $492,202,103)		466,825,536

Asset-Backed 12.7%
Automobile Receivables 5.4%
AmeriCredit Automobile Receivables Trust, "A3", Series 2005-DA, 4.87%, 12/6/2010	1,664,727	1,644,520
AmeriCredit Prime Automobile Receivables, "C", Series 2007-1, 5.43%, 2/10/2014	2,680,000	2,306,085
Capital Auto Receivables Asset Trust:
"A3A", Series 2006-2, 4.98%, 5/15/2011	7,382,404	7,305,335
"A3A", Series 2007-3, 5.02%, 9/15/2011	4,838,000	4,778,114
"B", Series 2006-1, 5.26%, 10/15/2010	4,078,000	4,000,248
CPS Auto Trust, "A4", Series 2007-B, 144A, 5.6%, 1/15/2014	9,999,998	8,983,008
Ford Credit Auto Owner Trust:
"A4", Series 2006-A, 5.07%, 12/15/2010	3,917,000	3,873,653
"A3A", Series 2007-B, 5.15%, 11/15/2011	2,283,000	2,244,134
"B", Series 2007-A, 5.6%, 10/15/2012	5,000,000	4,461,265
"B", Series 2007-B, 5.69%, 11/15/2012	1,264,000	1,087,843
GS Auto Loan Trust, "C", Series 2006-1, 5.85%, 1/15/2014	2,884,507	2,784,054
Hertz Vehicle Financing LLC, "A2", Series 2005-2A, 144A, 4.93%, 2/25/2010	7,085,000	6,971,521
Nissan Auto Receivables Owner Trust:
"A3", Series 2008-B, 4.46%, 4/16/2012	2,791,000	2,697,342
"A4", Series 2006-A, 4.77%, 7/15/2011	4,564,000	4,544,819
Triad Automobile Receivables Owner Trust:
"A3", Series 2005-B, 4.28%, 6/14/2010	686,555	684,818
"A4", Series 2006-A, 4.88%, 4/12/2013	13,567,000	12,335,557
USAA Auto Owner Trust:
"A2", Series 2008-2, 3.91%, 1/15/2011	5,000,000	4,972,398
"A3", Series 2007-2, 4.9%, 2/15/2012	5,000,000	4,963,920
Volkswagen Auto Loan Enhanced Trust, "A2", Series 2008-1, 3.71%, 4/20/2011	7,500,000	7,433,367
World Omni Auto Receivables Trust:
"A3", Series 2006-A, 5.01%, 10/15/2010	1,424,786	1,427,429
"A3A", Series 2007-B, 5.28%, 1/17/2012	3,488,000	3,470,902
		92,970,332
Credit Card Receivables 3.2%
American Express Credit Account Master Trust:
"C", Series 2007-4, 144A, 2.748%**, 12/17/2012	6,000,000	5,478,895
"C", Series 2007-6, 144A, 2.878%**, 1/15/2013	6,000,000	5,447,087
Bank of America Credit Card Trust, "C2", Series 2007-C2, 2.758%**, 9/17/2012	10,000,000	9,194,295
Capital One Multi-Asset Execution Trust:
"C5", Series 2003-C5, 3.638%**, 10/17/2011	8,000,000	7,987,832
"B6", Series 2004-B6, 4.15%, 7/16/2012	5,000,000	4,882,234
"A5", Series 2008-A5, 4.85%, 2/18/2014	5,000,000	4,858,744
Chase Issuance Trust, "C4", Series 2006-C4, 2.778%**, 1/15/2014	10,000,000	8,320,177
Providian Master Note Trust, "B1", Series 2006-B1A, 144A, 5.35%, 3/15/2013	5,000,000	4,787,901
Washington Mutual Master Note Trust, "C1", Series 2007-C1, 144A, 2.888%**, 5/15/2014	7,550,000	3,775,000
		54,732,165
Home Equity Loans 1.5%
Ameriquest Mortgage Securities, Inc., "A6", Series 2003-5, 4.541%, 4/25/2033	1,616,682	1,342,604
C-Bass CBO Resecuritization, "D2", 7.25%, 6/1/2032	1,460,068	321,215
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	5,435,000	4,967,078
Credit-Based Asset Servicing and Securitization, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	9,330,892	8,488,287
First Alliance Mortgage Loan Trust, "A1", Series 1999-4, 8.02%, 3/20/2031	160,066	128,880
GMAC Mortgage Corp. Loan Trust:
"A5", Series 2003-HE2, 4.09%, 4/25/2033	3,576,223	2,712,672
"A2", Series 2006-HE3, 5.75%, 10/25/2036	3,500,000	2,720,107
IMC Home Equity Loan Trust, "A8", Series 1998-3, 6.34%, 8/20/2029	203,327	196,783
Residential Asset Mortgage Products, Inc., "A5", Series 2003-RZ4, 4.66%, 2/25/2032	1,853,247	1,827,238
Specialty Underwriting & Residential Finance, "A2B", Series 2006-BC2, 5.573%, 2/25/2037	4,348,999	3,944,474
		26,649,338
Manufactured Housing Receivables 0.2%
Green Tree Financial Corp.:
"A4", Series 1996-1, 6.5%, 3/15/2027	60,718	61,372
"B2", Series 1996-5, 8.45%, 7/15/2027*	5,302,252	0
Lehman ABS Manufactured Housing Contract, "A6", Series 2001-B, 6.467%, 8/15/2028	2,065,694	1,834,191
Vanderbilt Mortgage Finance, "A4", Series 2000-D, 7.715%, 7/7/2027	885,408	890,602
		2,786,165
Miscellaneous 2.4%
Caterpillar Financial Asset Trust, "A2A", Series 2008-A, 4.09%, 12/27/2010	4,500,000	4,470,385
CIT RV Trust, "A5", Series 1999-A, 6.24%, 8/15/2015	1,366,515	1,367,755
Detroit Edison Securitization Funding LLC, "A4", Series 2001-1, 6.19%, 3/1/2013	8,546,395	8,741,456
E-Trade RV and Marine Trust, "A3", Series 2004-1, 3.62%, 10/8/2018	8,085,971	7,976,780
John Deere Owner Trust, "A2", Series 2008-A, 3.63%, 3/15/2011	7,000,000	6,944,055
National Collegiate Student Loan Trust:
"AIO", Series 2006-2, Interest Only, 6.0%, 8/25/2011	17,100,000	2,575,260
"AIO", Series 2006-3, Interest Only, 7.1%, 1/25/2012	24,886,000	4,345,419
SLM Student Loan Trust, "A6", Series 2004-1, 144A, 3.46%, 7/25/2039	5,500,000	5,335,000
SSB RV Trust, "A5", Series 2001-1, 6.3%, 4/15/2016	660,070	659,896
		42,416,006
Total Asset-Backed (Cost $242,907,956)		219,554,006

Mortgage-Backed Securities Pass-Throughs 1.8%
Federal Home Loan Mortgage Corp.:
5.536%**, 1/1/2038	7,555,343	7,571,632
5.611%**, 1/1/2038	8,265,930	8,294,530
6.0%, 6/1/2016	14,474,426	14,834,810
Government National Mortgage Association:
9.5%, with various maturities from 12/15/2016 until 7/15/2020	2,129	2,383
11.5%, 4/15/2019	643,893	718,514
Total Mortgage-Backed Securities Pass-Throughs (Cost $31,647,478)		31,421,869

Commercial and Non-Agency Mortgage-Backed Securities 28.4%
Banc of America Commercial Mortgage, Inc.:
"A2", Series 2005-3, 4.501%, 7/10/2043	10,500,000	10,225,585
"A1", Series 2008-1, 5.268%, 2/10/2051	8,723,211	8,307,944
Banc of America Funding Corp., "1A11", Series 2007-2, 5.75%, 3/25/2037	8,445,309	8,291,483
Banc of America Mortgage Securities, Inc.:
"1A3", Series 2002-K, 3.5%, 10/20/2032	239,724	223,246
"2A1", Series 2005-B, 4.378%**, 3/25/2035	17,268,995	15,316,651
"A15", Series 2006-2, 6.0%, 7/25/2036	6,399,615	6,253,220
"3A2", Series 2004-4, 6.5%, 5/25/2019	6,095,166	6,157,223
Bear Stearns Commercial Mortgage Securities, Inc.:
"X2", Series 2004-PWR5, Interest Only, 0.822%***, 7/11/2042	69,280,614	1,498,547
"X2", Series 2002-TOP8, 144A, Interest Only, 2.075%***, 8/15/2038	140,474,565	4,999,630
"A1", Series 2007-PW17, 5.282%, 6/11/2050	4,514,991	4,269,148
"A1", Series 2000-WF2, 7.11%, 10/15/2032	1,063	1,061
CDC Commercial Mortgage Trust, "XCP", Series 2002-FX1, 144A, Interest Only, 1.966%***, 5/15/2035	39,153,198	549,985
Citicorp Mortgage Securities, Inc., "A1", Series 2003-8, 5.5%, 8/25/2033	9,657,536	9,468,652
Citigroup Commercial Mortgage Trust:
"XP", Series 2004-C2, 144A, Interest Only, 0.904%***, 10/15/2041	167,136,177	3,707,883
"A1", Series 2007-C6, 5.622%, 12/10/2049	9,519,969	9,081,149
Citigroup Mortgage Loan Trust, Inc., "1A1A", Series 2007-AR5, 5.614%**, 4/25/2037	10,184,296	7,296,440
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A2B", Series 2007-CD4, 5.205%, 12/11/2049	12,000,000	11,155,912
Countrywide Alternative Loan Trust:
"A3", Series 2006-J2, 6.0%, 4/25/2036	8,325,184	7,237,160
"1A1", Series 2006-4CB, 6.0%, 4/25/2036	6,731,687	6,213,819
"A7", Series 2006-9T1, 6.0%, 5/25/2036	7,982,271	6,276,938
"1A4", Series 2006-43CB, 6.0%, 2/25/2037	6,961,792	6,676,072
Countrywide Home Loans:
"A3", Series 2003-18, 5.25%, 7/25/2033	13,384,752	13,254,771
"A35", Series 2005-24, 5.5%, 11/25/2035	11,726,082	11,698,337
Credit Suisse Mortgage Capital Certificates, "A1", Series 2007-C4, 5.54%, 9/15/2039	8,288,177	8,013,169
CS First Boston Mortgage Securities Corp.:
"2A1", Series 2004-AR8, 4.597%**, 9/25/2034	7,138,918	6,616,251
"A4", Series 2001-CF2, 6.505%, 2/15/2034	7,810,203	7,839,936
Deutsche Mortgage Securities, Inc., "1A1", Series 2005-WF1, 144A, 5.094%**, 6/26/2035	7,026,308	6,963,595
First Horizon Alternative Mortgage Securities:
"A5", Series 2005-FA9, 5.5%, 12/25/2035	11,973,602	10,093,566
"1A1", Series 2007-FA2, 5.5%, 4/25/2037	8,812,578	7,957,761
"1A7", Series 2006-FA8, 6.0%, 2/25/2037	6,900,832	6,291,206
"A7", Series 2007-FA3, 6.0%, 6/25/2037	9,612,813	9,309,212
First Horizon Mortgage Pass-Through Trust, "2A1", Series 2005-AR4, 5.333%**, 10/25/2035	6,534,830	5,282,605
Greenwich Capital Commercial Funding Corp.:
"XP", Series 2005-GG3, 144A, Interest Only, 0.764%***, 8/10/2042	335,499,762	5,819,948
"A3", Series 2004-GG1, 4.344%, 6/10/2036	5,480,326	5,439,460
"A3", Series 2005-GG3, 4.569%, 8/10/2042	8,989,000	8,494,235
"A2", Series 2005-GG5, 5.117%, 4/10/2037	23,400,000	22,918,210
GS Mortgage Securities Corp. II, "A2", Series 2006-GG8, 5.479%, 11/10/2039	11,431,000	10,961,817
Heller Financial Commercial Mortgage Asset Corp., "A2", Series 1999-PH1, 6.847%, 5/15/2031	2,385,070	2,380,280
IndyMac INDX Mortgage Loan Trust, "4A1", Series 2005-AR9, 5.213%**, 7/25/2035	2,387,758	2,067,554
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A1", Series 2004-CB9, 3.475%, 6/12/2041	2,835,511	2,790,425
"A1", Series 2004-C2, 4.278%, 5/15/2041	7,393,515	7,328,654
"A2", Series 2005-LDP2, 4.575%, 7/15/2042	11,400,000	11,108,459
"A2", Series 2005-LDP3, 4.851%, 8/15/2042	12,020,000	11,732,708
"A1", Series 2007-C1, 4.98%, 2/15/2051	9,142,352	8,629,122
"A2", Series 2004-CB9, 5.108%, 6/12/2041	8,000,000	7,775,014
"A2", Series 2007-LD11, 5.992%**, 6/15/2049	10,000,000	9,410,597
JPMorgan Mortgage Trust, "2A7", Series 2004-S2, 5.25%, 11/25/2034	3,785,928	3,656,184
LB-UBS Commercial Mortgage Trust:
"XCP", Series 2003-C7, 144A, Interest Only, 0.261%***, 7/15/2037	119,408,211	480,176
"XCP", Series 2004-C6, 144A, Interest Only, 0.65%***, 8/15/2036	81,808,613	902,005
"XCP", Series 2006-C6, Interest Only, 0.663%***, 9/15/2039	187,760,342	4,727,298
"XCP", Series 2004-C7, 144A, Interest Only, 0.736%***, 10/15/2036	243,001,335	3,362,652
"XCP", Series 2004-C8, 144A, Interest Only, 0.785%***, 12/15/2039	316,927,521	4,522,999
"A2", Series 2005-C1, 4.31%, 2/15/2030	9,000,000	8,780,560
"A2", Series 2005-C3, 4.553%, 7/15/2030	12,000,000	11,735,713
"A3", Series 2004-C4, 5.144%**, 6/15/2029	10,000,000	9,778,519
Morgan Stanley Capital I:
"A2", Series 2005-T17, 4.11%, 12/13/2041	577,738	572,442
"A1", Series 2004-T15, 4.13%, 6/13/2041	3,011,289	2,982,630
"A1", Series 2007-IQ16, 5.32%, 12/12/2049	11,186,146	10,563,918
Morgan Stanley Dean Witter Capital I, "A3", Series 2001-TOP5, 6.16%, 10/15/2035	4,884,218	4,871,028
Paine Webber Mortgage Acceptance Corp., "1B2", Series 1999-4, 144A, 6.46%**, 7/28/2024	126,846	72,397
PHHMC Mortgage Pass-Through Certificates, "A2", Series 2006-2, 6.157%**, 7/18/2036	16,209,242	16,074,940
Prudential Home Mortgage Securities, "4B", Series 1994-A, 144A, 6.73%**, 4/28/2024	24,532	22,828
Residential Funding Mortgage Securities I:
"1A4", Series 2004-S6, 5.5%, 6/25/2034	5,088,317	5,075,896
"A5", Series 2005-S9, 5.75%, 12/25/2035	6,806,123	6,781,407
Residential Funding Mortgage Security I, "A11", Series 2006-S5, 6.0%, 6/25/2036	6,273,153	6,288,549
TIAA Seasoned Commercial Mortgage Trust, "A1", Series 2007-C4, 5.69%**, 8/15/2039	5,591,729	5,422,832
Wachovia Bank Commercial Mortgage Trust:
"XP", Series 2005-C17, 144A, Interest Only, 0.248%***, 3/15/2042	638,557,432	5,033,429
"A2", Series 2007-C32, 5.924%**, 6/15/2049	10,000,000	9,364,336
Washington Mutual Mortgage Pass-Through Certificates, "A2", Series 2005-11, 5.75%, 1/25/2036	9,710,442	9,334,639
Wells Fargo Mortgage Backed Securities Trust:
"6A4", Series 2005-AR16, 5.001%**, 10/25/2035	10,005,707	7,761,057
"A2", Series 2006-AR17, 5.83%**, 10/25/2036	11,172,921	9,002,456
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $520,329,640)		490,555,530

Collateralized Mortgage Obligations 7.1%
Fannie Mae Grantor Trust:
"1A1", Series 2004-T1, 6.0%, 1/25/2044	6,005,690	6,117,213
"A1", Series 2002-T4, 6.5%, 12/25/2041	3,043,072	3,167,242
Fannie Mae Whole Loan, "3A", Series 2004-W8, 7.5%, 6/25/2044	1,652,915	1,789,473
Federal Home Loan Mortgage Corp.:
"YA", Series 3047, 5.0%, 11/15/2018	8,129,835	8,252,662
"MH", Series 2603, 5.0%, 6/15/2021	8,264,574	8,370,584
"MA", Series 2664, 5.0%, 4/15/2030	14,094,194	14,265,119
"EB", Series 3062, 5.5%, 9/15/2021	5,610,346	5,733,346
"PE", Series 2582, 5.5%, 12/15/2031	17,893,011	18,251,714
"PA", Series 2301, 6.0%, 10/15/2013	15,000,069	15,382,680
"BT", Series 2448, 6.0%, 5/15/2017	6,291	6,527
Federal National Mortgage Association:
"PA" Series 2005-57, 5.5%, 5/25/2027	10,708,998	10,868,890
"TA", Series 2007-77, 5.5%, 12/25/2029	7,560,431	7,737,760
"AB", Series 2006-3, 5.5%, 10/25/2032	18,112,402	18,358,110
"PD", Series G94-10, 6.5%, 9/17/2009	102,966	103,841
"A1", Series 2003-7, 6.5%, 12/25/2042	3,541,726	3,683,475
Total Collateralized Mortgage Obligations (Cost $121,485,122)		122,088,636

Loan Participations and Assignments 4.2%
Senior Loans**
Affiliated Computer Services, Inc., Term Loan, LIBOR plus 2.0%, 5.963%, 3/20/2013	2,000,000	1,919,840
ALLTel Communications, Inc., Term Loan B3, LIBOR plus 2.5%, 6.463%, 5/16/2015	1,000,000	979,295
Applied Biosystems, Inc., Term Loan B, LIBOR plus 3.0%, 6.963%, 9/22/2015	100,000	97,876
Asurion Corp., Term Loan, LIBOR plus 3.0%, 6.963%, 7/16/2014	2,000,000	1,765,000
Atlas Pipeline Partners LP, Term Loan, LIBOR plus 2.5%, 6.463%, 7/23/2014	3,162,741	2,946,615
Bausch & Lomb, Inc.:
Term Delay Draw, LIBOR plus 3.25%, 7.213%, 4/26/2015	240,481	225,178
Term Loan B, LIBOR plus 3.25%, 7.213%, 4/26/2015	1,595,190	1,493,680
BE Aerospace, Inc., Term Loan B, LIBOR plus 2.75%, 6.713%, 7/25/2014	555,000	547,369
Brocade Communications Systems, Inc., Term Loan, LIBOR plus 4.0%, 7.963%, 9/30/2013	250,000	241,563
Celanese (BCP Crystal Holding Ltd. 2), Term Loan, LIBOR plus 1.5%, 5.463%, 4/2/2014	3,989,899	3,676,253
Cincinnati Bell, Inc., Term Loan B, LIBOR plus 1.5%, 5.463%, 8/31/2012	4,976,190	4,698,345
Community Health Systems, Inc., Term Loan, LIBOR plus 2.25%, 6.213%, 7/16/2014	3,805,380	3,361,825
Constellation Brands, Inc., Term Loan B, LIBOR plus 1.5%, 5.463%, 6/5/2013	2,997,948	2,751,442
Georgia-Pacific Corp., Term Loan B, 1st Lien, LIBOR plus 1.75%, 5.713%, 12/23/2012	3,836,898	3,368,240
Getty Images, Inc., Term Loan B, LIBOR plus 4.0%, 7.963%, 7/2/2015	2,462,500	2,394,781
Hanesbrands, Inc., Term Loan B, 1st Lien, LIBOR plus 1.75%, 5.713%, 9/5/2013	4,500,000	4,104,000
HCA, Inc., Term Loan B, LIBOR plus 2.25%, 6.213%, 11/17/2013	3,989,873	3,552,444
Hughes Network Systems LLC, Term Loan, LIBOR plus 2.5%, 6.463%, 4/15/2014	1,000,000	875,000
Huntsman International LLC, Term Loan, LIBOR plus 1.75%, 5.713%, 8/19/2014	2,000,000	1,772,860
IASIS Health Care Corp.:
Letter of Credit, LIBOR plus 2.0%, 5.963%, 3/14/2014	127,186	117,886
Term Delay Draw, LIBOR plus 2.0%, 5.963%, 3/14/2014	1,190,580	1,103,525
Term Loan, LIBOR plus 2.0%, 5.963%, 3/15/2014	1,461,328	1,354,476
Ineos Holdings Ltd.:
Term Loan B-2, LIBOR plus 2.25%, 6.213%, 12/16/2013	500,000	416,250
Term Loan C-2, LIBOR plus 2.75%, 6.713%, 12/16/2014	500,000	420,832
Jarden Corp., Term Loan B, LIBOR plus 1.75%, 5.713%, 1/24/2012	2,000,000	1,806,250
Metavante Corp., Term Loan, LIBOR plus 1.75%, 5.713%, 11/1/2014	1,994,987	1,835,388
Mirant North America LLC, Term Loan B, LIBOR plus 1.75%, 5.713%, 1/6/2013	3,987,343	3,713,233
Mylan, Inc., Term Loan B, LIBOR plus 3.25%, 7.213%, 10/2/2014	2,000,000	1,883,330
New UNO Acquisition Corp., Term Loan B, LIBOR plus 3.75%, 7.713%, 8/7/2014	300,000	295,395
Oshkosh Truck Corp., Term Loan B, LIBOR plus 1.75%, 5.713%, 12/6/2013	3,765,411	3,307,274
Psychiatric Solutions Inc, Term Loan, LIBOR plus 1.75%, 5.713%, 7/1/2012	2,200,000	2,016,674
Quicksilver Resources, Inc., Term Loan, LIBOR plus 4.5%, 8.463%, 8/8/2013	750,000	716,250
Regal Cinemas Corp., Term Loan, LIBOR plus 1.5%, 5.463%, 10/27/2013	1,994,924	1,759,283
Rockwood Specialties Group, Inc., Term Loan E, LIBOR plus 1.5%, 5.463%, 7/30/2012	1,989,691	1,823,552
SunGard Data Systems, Inc., Term Loan, LIBOR plus 1.75%, 5.713%, 2/28/2014	2,994,937	2,620,585
Telesat LLC:
Term Delay Draw, LIBOR plus 3.0%, 6.963%, 10/31/2014	157,470	142,667
Term Loan, LIBOR plus 3.0%, 6.963%, 10/31/2014	1,837,941	1,665,175
Ticketmaster, Term Loan B, LIBOR plus 3.25%, 7.213%, 7/25/2014	465,000	441,750
West Corp., Term Loan B2, LIBOR plus 2.375%, 6.338%, 10/24/2013	3,989,899	3,032,323
Total Loan Participations and Assignments (Cost $75,814,073)		71,243,704

Preferred Securities 0.0%
Financials
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (b)	90,000	61,259
Xerox Capital Trust I, 8.0%, 2/1/2027 (b)	32,000	29,099
Total Preferred Securities (Cost $120,121)		90,358

Government & Agency Obligations 13.2%
US Government Sponsored Agencies 9.4%
Federal Home Loan Bank:
3.625%, 10/18/2013	13,500,000	13,130,302
3.769%**, 3/30/2009	8,000,000	7,997,264
7.45%**, 10/16/2023	10,000,000	10,000,000
8.7%**, 5/1/2018	10,000,000	9,952,000
Federal Home Loan Mortgage Corp., 2.875%, 6/28/2010	17,000,000	16,921,613
Federal National Mortgage Association:
2.875%, 10/12/2010	13,000,000	12,941,970
3.625%, 8/15/2011 (a)	45,000,000	45,311,535
4.35%, 5/29/2013	15,000,000	15,041,175
5.272%**, 8/8/2011	18,000,000	17,851,555
8.45%**, 2/27/2023	14,000,000	13,923,000
		163,070,414
US Treasury Obligations 3.8%
US Treasury Bills:
0.285%,**** 10/16/2008	596,000	595,929
1.35%,**** 10/16/2008 (c)	13,842,000	13,835,190
US Treasury Inflation-Indexed Notes:
0.875%, 4/15/2010 (d)	17,413,350	17,105,900
3.875%, 1/15/2009	33,525,250	33,433,592
		64,970,611
Total Government & Agency Obligations (Cost $228,248,390)		228,041,025

Municipal Bonds and Notes 0.4%
Louisiana, Public Facilities Authority Systems Revenue, Restoration Bonds, Series A-1, 4.5%, 2/1/2014 (Cost $7,257,029)	7,260,000	7,345,523
	Shares	Value ($)

Securities Lending Collateral 2.7%
Daily Assets Fund Institutional, 2.79% (e) (f) (Cost $46,856,250)	46,856,250	46,856,250

Cash Equivalents 6.9%
Cash Management QP Trust, 2.38% (e) (Cost $118,943,476)	118,943,476	118,943,476
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,885,811,638)+	104.5	1,802,965,913
Other Assets and Liabilities, Net	(4.5)	(77,682,072)
Net Assets	100.0	1,725,283,841
* Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Green Tree Financial Corp., "B2", Series 1996-5	8.45%	7/15/2027	5,302,252	5,817,407	0
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2008.
*** These securities are shown at their current rate as of September 30, 2008.
**** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $1,887,037,612. At September 30, 2008, net unrealized depreciation for all securities based on tax cost was $84,071,699. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,435,911 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $86,507,610.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2008 amounted to $45,311,535, which is 2.6% of net assets.
(b) Date shown is call date; not a maturity date for the perpetual preferred securities.
(c) At September 30, 2008, this security has been pledged, in whole or in part, to cover initial equirements for open futures contracts.
(d) At September 30, 2008, this security has been pledged, in whole or in part, to cover initial equirements for open options contracts.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(g) Security has deferred its 6/15/2008 interest payment until 12/15/2008.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of asset-backed securities. IO securities are subject to prepayment risk of the pool of underlying asset-backed loans.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

At September 30, 2008, the Fund had unfunded loan commitments of $342,257, which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Depreciation ($)
Bausch & Lomb, Inc., Term Delay Draw, LIBOR plus 3.25%, 7.213%, 4/26/2015	157,611	150,119	(7,492)
Community Health Systems, Inc., Term Delay Draw, LIBOR plus 2.25%, 6.213%, 7/16/2014	184,646	171,935	(12,711)
Total	342,257	322,054	(20,203)

At September 30, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	12/19/2008	1,454	168,084,829	166,664,750	(1,420,079)
5 Year Swap	12/15/2008	50	5,407,953	5,425,000	17,047
10 Year Australian Bond	12/15/2008	389	31,720,994	32,175,794	454,800
2 Year Federal Republic of Germany Bond	12/8/2008	114	16,613,599	16,751,867	138,268
United Kingdom Treasury Bond	12/29/2008	833	165,609,168	166,088,480	479,312
Total net unrealized depreciation					(330,652)

At September 30, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	12/18/2008	198	22,134,977	21,799,070	335,907
10 Year Federal Republic of Germany Bond	12/8/2008	1,008	161,839,825	163,291,550	(1,451,725)
2 Year US Treasury Note	12/31/2008	100	21,293,470	21,343,750	(50,280)
5 Year US Treasury Note	12/31/2008	1,350	151,258,720	151,516,413	(257,693)
10 Year Japanese Government Bond	12/11/2008	115	148,819,336	148,719,853	99,483
Total net unrealized depreciation					(1,324,308)

At September 30, 2008, open written options contracts were as follows:

Written Options	Contract Amount	Expiration Date	Strike Rate (%)	Value ($)
Call Option Option on an interest rate swap for the obligation to receive a fixed rate of 3.12% versus the one-year LIBOR expiring on September 20, 2010	54,000,000	9/20/2009	3.12	(430,591)
Put Option Option on an interest rate swap for the obligation to pay a fixed rate of 3.12% versus the one-year LIBOR expiring on September 20, 2010	54,000,000	9/20/2009	3.12	(488,300)
Total written options (premiums received $602,100)				(918,891)

At September 30, 2008, open credit default swap contracts purchased were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
5/6/2008 6/20/2013	40,000[1]	Fixed — 7.25%	ARCO Chemical Co., 9.8%, 2/1/2020	5,661
4/9/2008 6/20/2013	5,000,000[2]	Fixed — 1.42%	CBS Corp., 7.625%, 1/15/2016	34,236
7/18/2008 9/20/2013	5,600,000[3]	Fixed — 1.76%	CenturyTel, Inc., 6.0%, 4/1/2017	(61,680)
8/19/2008 9/20/2013	4,000,000[4]	Fixed — 3.00%	Expedia, Inc., 7.456%, 8/15/2018	1,128
9/29/2008 12/20/2013	8,000,000[4]	Fixed — 2.2%	Darden Restaurants, Inc., 6.0%, 8/15/2035	0
9/29/2008 12/20/2013	5,600,000[5]	Fixed — 1.49%	Nordstrom, Inc., 6.95%, 3/15/2028	0
Total net unrealized depreciation				(20,655)
Counterparty: [1] Merrill Lynch, Pierce, Fenner & Smith, Inc. [2] Barclays Capital, Inc. [3] Bank of America [4] JPMorgan Chase Securities, Inc. [5] Goldman Sachs & Co., Inc.

At September 30, 2008, the Fund has the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	33,146,817	AUD	42,149,000	12/15/2008	38,974
USD	16,284,605	EUR	11,743,000	12/15/2008	300,683
GBP	2,988,000	USD	5,417,319	12/15/2008	90,669
USD	25,702,018	JPY	2,723,887,000	12/15/2008	194,494
SEK	108,847,000	USD	15,874,083	12/15/2008	140,030
Total net unrealized appreciation					764,850
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
CAD	10,234,000	USD	9,534,857	12/15/2008	(104,628)
CHF	62,802,000	USD	55,186,292	12/15/2008	(1,092,188)
USD	76,100,486	NOK	446,668,000	12/15/2008	(429,957)
USD	96,760,831	SGD	137,818,000	12/15/2008	(492,993)
Total net unrealized depreciation					(2,119,766)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2008
Assets
Investments: Investments in securities, at value (cost $1,720,011,912) — including $45,311,535 of securities loaned	$ 1,637,166,187
Investment in Daily Assets Fund Institutional (cost $46,856,250)*	46,856,250
Investment in Cash Management QP Trust (cost $118,943,476)	118,943,476
Total investments, at value (cost $1,885,811,638)	1,802,965,913
Cash	415,952
Closed credit default swap contract receivable	101,149
Receivable for investments sold	2,795,836
Receivable for Fund shares sold	6,891,521
Deposit with brokers for open futures	4,920,708
Interest receivable	13,448,489
Unrealized appreciation on forward foreign currency exchange contracts	764,850
Net receivable on closed forward currency exchange contracts	877,541
Foreign taxes recoverable	23,766
Other assets	95,469
Total assets	1,833,301,194
Liabilities
Payable upon return of securities loaned	46,856,250
Payable for investments purchased	50,445,789
Payable for Fund shares redeemed	5,005,542
Accrued management fee	552,527
Payable for variation margin on open futures contracts	1,003,191
Options written, at value (premium received $602,100)	918,891
Unrealized depreciation on forward foreign currency exchange contracts	2,119,766
Unrealized depreciation on credit default swap contracts	20,655
Unrealized depreciation on unfunded loan commitments	20,203
Accrued expenses and payables	1,074,539
Total liabilities	108,017,353
Net assets, at value	$ 1,725,283,841
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2008 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(14,058,143)
Net unrealized appreciation (depreciation) on: Investments	(82,845,725)
Futures	(1,654,960)
Written options	(316,791)
Credit default swaps	(20,655)
Unfunded loan commitments	(20,203)
Foreign currency	(542,989)
Accumulated net realized gain (loss)	(88,578,547)
Paid-in capital	1,913,321,854
Net assets, at value	$ 1,725,283,841
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($625,459,357 ÷ 66,938,630 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.34
Maximum offering price per share (100 ÷ 97.25 of $9.34)	$ 9.60

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,007,401 ÷ 428,391 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.35

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($176,062,100 ÷ 18,863,109 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.33
Class S Net Asset Value, offering and redemption price(a) per share ($869,490,201 ÷ 92,851,530 shares of outstanding capital stock, $.001 par value, unlimited number of shares authorized)	$ 9.36
Institutional Class Net Asset Value, offering and redemption price(a) per share ($50,264,782 ÷ 5,369,518 shares of outstanding capital stock, $.001 par value, unlimited number of shares authorized)	$ 9.36
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2008
Investment Income
Income: Interest (net of foreign taxes withheld of $43,376)	$ 70,607,025
Interest — Cash Management QP Trust	5,001,747
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	411,158
Total Income	76,019,930
Expenses: Management fee	5,813,897
Administration fee	1,601,239
Services to shareholders	2,715,080
Custodian fee	81,796
Distribution and service fees	2,861,941
Professional fees	124,966
Trustees' fees and expenses	61,117
Reports to shareholders	182,446
Registration fees	125,211
Other	96,605
Total expenses before expense reductions	13,664,298
Expense reductions	(477,083)
Total expenses after expense reductions	13,187,215
Net investment income	62,832,715
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(6,301,491)
Futures	11,074,430
Credit default swaps	433,406
Foreign currency	(6,835,691)
Payments by affiliates (see Note H)	50
(1,629,296)
Change in net unrealized appreciation (depreciation) on: Investments	(69,036,823)
Futures	(4,423,648)
Written options	(316,791)
Credit default swaps	(13,681)
Unfunded loan commitments	(20,203)
Foreign currency	(4,628,983)
(78,440,129)
Net gain (loss)	(80,069,425)
Net increase (decrease) in net assets resulting from operations	$ (17,236,710)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 62,832,715	$ 30,494,056
Net realized gain (loss)	(1,629,296)	(2,606,524)
Change in net unrealized appreciation (depreciation)	(78,440,129)	12,924,858
Net increase (decrease) in net assets resulting from operations	(17,236,710)	40,812,390
Distributions to shareholders: Net investment income: Class A	(24,712,236)	(7,398,595)
Class B	(221,025)	(123,534)
Class C	(6,596,339)	(3,923,556)
Class S	(45,887,444)	(24,143,323)
Institutional Class	(172,311)	—
Net realized gains: Class A	(1,914,927)	(550,011)
Class B	(30,426)	—
Class C	(672,167)	(632,394)
Class S	(4,219,770)	(1,870,013)
Total distributions	(84,426,645)	(38,641,426)
Fund share transactions: Proceeds from shares sold	948,647,520	392,769,640
Net assets acquired in tax-free reorganization	—	657,841,652
Reinvestment of distributions	69,208,872	33,005,660
Cost of shares redeemed	(531,216,632)	(218,069,008)
Redemption fees	73,795	18,988
Net increase (decrease) in net assets from Fund share transactions	486,713,555	865,566,932
Increase (decrease) in net assets	385,050,200	867,737,896
Net assets at beginning of period	1,340,233,641	472,495,745
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $14,058,143 and $1,958,266, respectively)	$ 1,725,283,841	$ 1,340,233,641

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2008	2007	2006	2005[a]	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.94	$ 9.88	$ 9.93	$ 10.00	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.38	.38	.35	.33	.38
Net realized and unrealized gain (loss)	(.46)	.17	.10	.19	(.00)*
Total from investment operations	(.08)	.55	.45	.52	.38
Less distributions from: Net investment income	(.47)	(.43)	(.38)	(.34)	(.38)
Net realized gains	(.05)	(.06)	(.12)	(.25)	(.16)
Reverse stock split[c]	—	—	—	—	.16
Total distributions	(.52)	(.49)	(.50)	(.59)	(.38)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.34	$ 9.94	$ 9.88	$ 9.93	$ 10.00
Total Return (%)[d,e]	(.88)	5.79	4.71	5.24	3.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	625	325	85	119	288
Ratio of expenses before expense reductions	.88	.93	1.34[f]	1.45[f]	1.50[f]
Ratio of expenses after expense reductions	.86	.86	.88[f]	.95f	1.25[f]
Ratio of net investment income (%)	3.89	3.83	3.61	3.21	3.86
Portfolio turnover rate	83	57	129[g]	298	120
[a] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.
[b] Based on average shares outstanding during the period.
[c] See Note E in Notes to Financial Statements.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Includes expenses allocated from Scudder Limited-Duration Plus Portfolio.
[g] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.
* Amount is less than $.005.

Class B Years Ended September 30,	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.94	$ 9.97
Income (loss) from investment operations: Net investment income[b]	.30	.13
Net realized and unrealized gain (loss)	(.45)	.01
Total from investment operations	(.15)	.14
Less distributions from: Net investment income	(.39)	(.17)
Net realized gains	(.05)	—
Total distributions	(.44)	(.17)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.35	$ 9.94
Total Return (%)[c,d]	(1.61)	1.39**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	7
Ratio of expenses before expense reductions	1.76	1.82*
Ratio of expenses after expense reductions	1.67	1.72*
Ratio of net investment income (%)	3.08	2.94*
Portfolio turnover rate	83	57
[a] For the period April 23, 2007 (commencement of operations of Class B shares) to September 30, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2008	2007	2006	2005[a]	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.92	$ 9.87	$ 9.93	$ 10.00	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.31	.31	.29	.26	.31
Net realized and unrealized gain (loss)	(.45)	.17	.09	.19	(.00)*
Total from investment operations	(.14)	.48	.38	.45	.31
Less distributions from: Net investment income	(.40)	(.37)	(.32)	(.27)	(.31)
Net realized gains	(.05)	(.06)	(.12)	(.25)	(.16)
Reverse stock split[c]	—	—	—	—	.16
Total distributions	(.45)	(.43)	(.44)	(.52)	(.31)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.33	$ 9.92	$ 9.87	$ 9.93	$ 10.00
Total Return (%)[d]	(1.53)	4.98[e]	4.07[e]	4.47[e]	3.10[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	176	130	100	139	257
Ratio of expenses before expense reductions	1.59	1.66	2.09[f]	2.19[f]	2.25[f]
Ratio of expenses after expense reductions	1.59	1.61	1.50[f]	1.57[f]	2.00[f]
Ratio of net investment income (%)	3.16	3.08	2.99	2.59	3.11
Portfolio turnover rate	83	57	129[g]	298	120
[a] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.
[b] Based on average shares outstanding during the period.
[c] See Note E in Notes to Financial Statements.
[d] Total return does not reflect the effect of sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Includes expenses allocated from Scudder Limited-Duration Plus Portfolio.
[g] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.
* Amount is less than $.005.

Class S+ Years Ended September 30,	2008	2007	2006	2005[a]	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.95	$ 9.89	$ 9.93	$ 10.00	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.40	.39	.35	.33	.40
Net realized and unrealized gain (loss)	(.45)	.16	.11	.19	(.00)*
Total from investment operations	(.05)	.55	.46	.52	.40
Less distributions from: Net investment income	(.49)	(.43)	(.38)	(.34)	(.40)
Net realized gains	(.05)	(.06)	(.12)	(.25)	(.16)
Reverse stock split[c]	—	—	—	—	.16
Total distributions	(.54)	(.49)	(.50)	(.59)	(.40)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.36	$ 9.95	$ 9.89	$ 9.93	$ 10.00
Total Return (%)[d]	(.62)	5.79	4.80	5.28	4.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	869	879	287	518	1,584
Ratio of expenses before expense reductions	.71	.79	1.27[e]	1.38[e]	1.50[e]
Ratio of expenses after expense reductions	.67	.73	.88[e]	.90[e]	1.00[e]
Ratio of net investment income (%)	4.08	3.97	3.61	3.26	4.11
Portfolio turnover rate	83	57	129[f]	298	120
+ On October 23, 2006, Investment Class was renamed Class S.
[a] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.
[b] Based on average shares outstanding during the period.
[c] See Note E in Notes to Financial Statements.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes expenses allocated from Scudder Limited-Duration Plus Portfolio.
[f] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.
*  Amount is less than $.005.

Institutional Class Year Ended September 30,	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.56
Income (loss) from investment operations: Net investment income[b]	.04
Net realized and unrealized gain (loss)	(.21)
Total from investment operations	(.17)
Less distributions from: Net investment income	(.03)
Redemption fees	.00***
Net asset value, end of period	$ 9.36
Total Return (%)	(1.76)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50
Ratio of expenses before expense reductions	.54*
Ratio of expenses after expense reductions	.54*
Ratio of net investment income (%)	4.20*
Portfolio turnover rate	83
[a] For the period from August 27, 2008 (commencement of operations of Institutional Class shares) to September 30, 2008.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Short Duration Plus Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. On August 27, 2008, the Fund commenced offering Institutional Class shares. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of September 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in September 2008, FASB Staff Position (FSP) FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" was issued. The FSP requires enhanced disclosures regarding credit derivatives sold by the Fund, including credit default swaps sold. The FSP is effective for fiscal and interim reporting periods ending after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of the FSP.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, if any, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into options on interest rate swaps. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain. The Fund may also enter into option contracts as part of its global tactical asset allocation strategy.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific duration, or to protect against market risk. The Fund may also enter into futures contracts as part of the global tactical asset allocation strategy.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also enter into forward currency contracts as part of the global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2008, the Fund had a net tax basis capital loss carryforward of approximately $79,469,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2011 ($14,467,000), September 30, 2012 ($25,866,000), September 30, 2013 ($18,693,000), September 30, 2014 ($3,620,000), September 30, 2015 ($15,741,000), and September 30, 2016 ($1,082,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2007 through September 30, 2008, the Fund incurred approximately $9,594,000 net realized capital losses and $14,941,000 as currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2009.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ —
Capital loss carryforwards	$ 79,469,000
Net unrealized appreciation (depreciation) on investments	$ (84,071,699)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2008	2007
Distributions from ordinary income*	$ 84,426,645	$ 38,641,426
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended September 30, 2008, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations) aggregated $1,354,754,927 and $925,782,436, respectively. Purchases and sales of US Treasury obligations aggregated $303,107,976 and $275,160,619, respectively.

For the year ended September 30, 2008, transactions for written options on swaps were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —
Options written	108,000,000	602,100
Outstanding, end of period	108,000,000	$ 602,100

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%

Accordingly, for the year ended September 30, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.36% of the Fund's average daily net assets.

For the period from October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.92%
Class B	1.67%
Class C	1.67%
Class S	.67%

For Institutional Class shares, effective August 27, 2008 (commencement of operations) through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 0.64%.

In addition, the Advisor has voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.86%
Class C	1.61%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2008, the Advisor received an Administration Fee of $1,601,239, of which $144,196 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended September 30, 2008 and the period from August 27, 2008 (commencement of operations) to September 30, 2008 for the Institutional Class shares, the amounts charged to the Fund by DISC for transfer agency services were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2008
Class A	$ 328,397	$ 69,861	$ 7,703
Class B	13,933	5,271	2,431
Class C	57,488	—	24,446
Class S	876,553	358,638	47,768
Institutional Class	48	—	48
	$ 1,276,419	$ 433,770	$ 82,396

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the year ended September 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2008
Class B	$ 40,724	$ 2,539
Class C	1,212,154	109,615
	$ 1,252,878	$ 112,154

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2008	Annual Effective Rate
Class A	$ 1,190,158	$ 105,166.23%
Class B	12,743	1,056.23%
Class C	406,162	36,328.25%
	$ 1,609,063	$ 142,550

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2008 aggregated $77,519.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period ended September 30, 2008, the CDSC for Class B and C shares aggregated $12,862 and $60,233, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2008, DIDI received $14,935 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $31,268, of which $10,700 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended September 30, 2008, the Fund paid its allocated portion of the retirement benefit of $8,184 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended September 30, 2008, the Fund's custodian fee was reduced by $20,618 and $14,511, respectively, for custody and transfer agent credits earned.

E. Additional Distributions

In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each Class. Prior to November 17, 2004, the objective of the Fund was to maintain a stable net asset value of $10 per share. The Fund declared a reverse stock split immediately subsequent to any such distributions at a rate that caused the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

Since the Fund's net asset value fluctuates after November 16, 2004, the Fund no longer follows a policy of declaring a reverse stock split when it makes capital gains distributions or additional income distributions.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	53,344,693	$ 519,834,931	22,454,704	$ 222,822,517
Class B	43,622	426,195	20,772	206,053
Class C	8,607,658	83,969,179	4,398,272	43,592,993
Class S	29,998,347	293,254,988	12,702,375	126,148,077
Institutional Class*	5,351,265	51,162,227	—	—
		$ 948,647,520		$ 392,769,640
Shares issued in tax-free reorganization
Class A	—	$ —	6,943,618	$ 69,159,229
Class B	—	—	808,338	8,059,275
Class C	—	—	990,618	9,857,145
Class S	—	—	57,247,407	570,766,003
		$ —		$ 657,841,652
Shares issued to shareholders in reinvestment of distributions
Class A	2,213,935	$ 21,458,427	633,184	$ 6,265,854
Class B	21,063	205,482	10,150	100,613
Class C	563,809	5,469,891	391,444	3,869,983
Class S	4,305,821	41,902,761	2,297,006	22,769,210
Institutional Class*	18,253	172,311	—	—
		$ 69,208,872		$ 33,005,660
Shares redeemed
Class A	(21,305,463)	$ (206,076,589)	(5,930,695)	$ (58,801,143)
Class B	(329,518)	(3,215,165)	(146,036)	(1,450,174)
Class C	(3,400,419)	(32,955,463)	(2,864,425)	(28,374,167)
Class S	(29,725,361)	(288,969,415)	(13,030,833)	(129,443,524)
		$ (531,216,632)		$ (218,069,008)
Redemption fees		$ 73,795		$ 18,988
Net increase (decrease)
Class A	34,253,165	$ 335,264,399	24,100,811	$ 239,461,775
Class B	(264,833)	(2,583,488)	693,224	6,915,767
Class C	5,771,048	56,485,902	2,915,909	28,946,466
Class S	4,578,807	46,212,204	59,215,955	590,242,924
Institutional Class*	5,369,518	51,334,538	—	—
		$ 486,713,555		$ 865,566,932
* For the period from August 27, 2008 (commencement of operations of Institutional Class shares) to September 30, 2008.

H. Payment by Affiliates

During the year ended September 30, 2008, the Advisor fully reimbursed the Fund for $50 for losses incurred on trades executed incorrectly. The amount of this reimbursement was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Advisor Funds and the Shareholders of DWS Short Duration Plus Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short Duration Plus Fund (the "Fund") at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years ended September 30, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended on September 30, 2004 were audited by another Independent Registered Public Accounting Firm whose report dated November 19, 2004 expressed an unqualified opinion on those statements.

Boston, Massachusetts November 25, 2008	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest and remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2007, and has outperformed its benchmark in the three- and five-year periods ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	InstitutionalClass
Nasdaq Symbol	PPIAX	PPLBX	PPLCX	DBPIX	PPILX
CUSIP Number	23336Y 748	23336Y 623	23336Y 730	23336Y 755	23336Y 772
Fund Number	418	618	718	822	1422

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2008, DWS Short Duration Plus Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SHORT DURATION PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$63,092	$0	$0	$0
2007	$57,300	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$600,000	$619,000
2007	$0	$25,000	$0	$25,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG.

The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DWS Micro Cap Fund, a series of DWS Advisor Funds

DWS Mid Cap Growth Fund, a series of DWS Advisor Funds

DWS Short Duration Plus Fund, a series of DWS Advisor Funds

DWS Small Cap Growth Fund, a series of DWS Advisor Funds

DWS Dreman Value Income Edge Fund, Inc.

DWS High Income Fund, a series of DWS High Income Series

DWS GNMA Fund, a series of DWS Income Trust

DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

DWS Capital Growth Fund, a series of DWS Investment Trust

DWS Growth & Income Fund, a series of DWS Investment Trust

DWS Small Cap Core Fund, a series of DWS Investment Trust

Tax-Exempt California Money Market Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 2, 2008